UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                                 August 6, 2009
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                           Cape Cod Aquaculture Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

                333-152563                       26-1679683
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         (Commission File Number)     (IRS Employer Identification No.)

                      440 Massasoit Road Eastham, MA 02642
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               (Address of Principal Executive Offices) (Zip Code)

                                  617-513-8876
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a) On August 6, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered ("Moore"), its independent registered public account Firm, when Moore informed the Company that Moore would no longer be engaged in auditing or reviewing public company financial statements. Moore decided to shift its focus to other areas of interest with a concentration in the area of corporate tax preparation. On the same date, August 6, 2009, the accounting firm of Seale and Beers, CPAs ("Seale") was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore and the engagement of Seale as its independent auditor.

Please note that the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation. None of the reports of Moore on the Registrant's financial statements for the two most recent fiscal years and the subsequent interim period through to August 6, 2009 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended April 30, 2009, a going concern qualification in the Registrant's audited financial statements. During the Registrant's two most recent fiscal years and the subsequent interim period through to August 6, 2009, there were also no disagreements with Moore, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements. Likewise, during the Registrant's two most recent fiscal years and any subsequent interim period, through August 6, 2009, Moore did not advise Registrant about any reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The Registrant was unable to obtain an updated Exhibit 16 letter from Moore at the time of filing this Amendment No. 1 to Form 8-K, dated August 6, 2009.

b) On August 6, 2009, the Registrant engaged Seale as its independent accountant. During the two most recent fiscal years and the subsequent interim period through August 6, 2009 preceding the engagement, the Registrant has not consulted Seale regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K. Seale will conduct a full re-audit for Registrant's next filing.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

d) Not Applicable

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

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 4, 2009

By: /s/ James Bright
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Name:   James Bright
Title:  President

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